Exhibit 21.1

LIST OF SUBSIDIARIES

The following are subsidiaries of The Blackstone Group L.P. as of December 31, 2016 and the jurisdictions in which they are organized.

Name	Jurisdiction of Incorporation or Organization
BCLA L.L.C.	Delaware
BCLO Advisors L.L.C.	Delaware
Bcom Side-by-Side GP L.L.C.	Delaware
BCP IV GP L.L.C.	Delaware
BCP IV Side-By-Side GP L.L.C.	Delaware
BCP SGP IV GP L.L.C.	Delaware
BCP V GP L.L.C.	Delaware
BCP V Side-By-Side GP L.L.C.	Delaware
BCP V USS Side-by-Side GP LLC	Delaware
BCP VI GP L.L.C.	Delaware
BCP VI Side-by-side GP L.L.C.	Delaware
BCP VI-NQ Side-by-Side GP L.L.C.	Delaware
BCP V-NQ (Cayman II) GP L.L.C.	Delaware
BCP V-NQ GP L.L.C.	Delaware
BCRED Holdings (Cayman) - S L.L.C.	Delaware
BCVA L.L.C.	Delaware
BCVP Side-by-Side GP L.L.C.	Delaware
BEP GP L.L.C.	Delaware
BEP II GP L.L.C.	Delaware
BEP II Side-by-Side GP LLC	Delaware
BEP II Side-by-Side GP NQ L.L.C.	Delaware
BEP Side-by-Side GP L.L.C.	Delaware
BG(HK)L Holdings L.L.C.	Delaware
Blackstone (China) Equity Investment Management Company Limited	China
Blackstone (FM) Real Estate LLP	United Kingdom
Blackstone (FM) Real Estate Supervisory GP LLP	United Kingdom
Blackstone (Shanghai) Equity Investment Management Company Limited	China
Blackstone / GSO Capital Solutions Associates LLC	Delaware
Blackstone / GSO Capital Solutions Overseas Associates LLC	Delaware
Blackstone / GSO Corporate Funding Designated Activity Company	Ireland
Blackstone / GSO Credit Strategies IDF Associates LLC	Delaware
Blackstone / GSO Debt Funds Europe (Luxembourg) S.à.r.l	Luxembourg
Blackstone / GSO Debt Funds Europe Limited	Jersey
Blackstone / GSO Debt Funds Europe Ltd.	New York
Blackstone / GSO Debt Funds Management Europe II Limited	Ireland
Blackstone / GSO Debt Funds Management Europe II Limited, Milan Branch (Italy)	Italy
Blackstone / GSO Debt Funds Management Europe Limited	Ireland
Blackstone / GSO Loan Financing (Luxembourg) S.à r.l	Luxembourg
Blackstone / GSO Loan Financing Limited	Jersey
Blackstone / GSO Market Neutral Credit Associates LLC	Delaware
Blackstone / GSO Market Neutral Credit Overseas Associates LLC	Delaware
Blackstone Administrative Services Partnership L.P.	Delaware
Blackstone Advisors India Private Limited	India
Blackstone Advisory Partners L.P.	Delaware
Blackstone Advisory Services L.L.C.	Delaware
Blackstone AG Associates L.P.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Blackstone AG L.L.C.	Delaware
Blackstone AG Ltd.	Cayman Islands
Blackstone Alternative Asset Management Associates LLC	Delaware
Blackstone Alternative Asset Management L.P.	Delaware
Blackstone Alternative Investment Advisors LLC	Delaware
Blackstone Alternative Solutions L.L.C.	Delaware
Blackstone Assessoria em Investimentos Ltda	Brazil
Blackstone AU Holdings IV SUB LLC	Delaware
Blackstone BCLP Associates (Cayman) Ltd.	Cayman Islands
Blackstone Capital Commitment Partners IV - NQ L.P.	Delaware
Blackstone Clean Technology Advisors L.L.C.	Delaware
Blackstone Clean Technology Associates L.L.C	Delaware
Blackstone Commercial Real Estate Debt Associates L.L.C.	Delaware
Blackstone Commercial Real Estate Debt Associates-NQ L.L.C.	Delaware
Blackstone Communications Advisors I L.L.C.	Delaware
Blackstone Communications GP L.L.C.	Delaware
Blackstone Communications Management Associates (Cayman) L.P.	Cayman Islands
Blackstone Communications Management Associates I L.L.C.	Delaware
Blackstone Core Equity Advisors L.L.C.	Delaware
Blackstone Credit Liquidity Associates (Cayman) L.P.	Cayman Islands
Blackstone Credit Liquidity Associates L.L.C.	Delaware
Blackstone Credit Liquidity Partners GP L.L.C.	Delaware
Blackstone DD Advisors L.L.C.	Delaware
Blackstone DD Associates L.L.C.	Delaware
Blackstone Debt Advisors L.P.	Delaware
Blackstone Distressed Securities Advisors L.P.	Delaware
Blackstone Distressed Securities Fund L.P.	Delaware
Blackstone DL Mezzanine Associates L.P.	Delaware
Blackstone DL Mezzanine Management Associates L.L.C.	Delaware
Blackstone Edison Managed Partners L.P.	Delaware
Blackstone EMA II L.L.C.	Delaware
Blackstone EMA II NQ L.L.C.	Delaware
Blackstone EMA L.L.C.	Delaware
Blackstone EMA NQ L.L.C.	Delaware
Blackstone Energy Family Investment Partnership (Cayman) ESC L.P.	Cayman Islands
Blackstone Energy Family Investment Partnership (Cayman) II - ESC L.P.	Cayman Islands
Blackstone Energy Family Investment Partnership (Cayman) L.P.	Cayman Islands
Blackstone Energy Family Investment Partnership ESC L.P.	Delaware
Blackstone Energy Family Investment Partnership II - ESC L.P.	Delaware
Blackstone Energy Family Investment Partnership II - ESC NQ L.P.	Delaware
Blackstone Energy Family Investment Partnership L.P.	Delaware
Blackstone Energy Family Investment Partnership NQ ESC L.P.	Delaware
Blackstone Energy LR Associates (Cayman) II Ltd.	Cayman Islands
Blackstone Energy LR Associates (Cayman) Ltd.	Cayman Islands
Blackstone Energy Management Associates (Cayman) II L.P.	Cayman Islands
Blackstone Energy Management Associates (Cayman) L.P.	Cayman Islands
Blackstone Energy Management Associates II L.L.C.	Delaware
Blackstone Energy Management Associates L.L.C.	Delaware
Blackstone Family Cleantech Investment Partnership L.P.	Delaware
Blackstone Family Communications Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Communications Partnership I L.P.	Delaware
Blackstone Family GP LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Family Investment Partnership (Cayman II) V-NQ L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) IV-A L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) V L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) VI - ESC L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) VI L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) VII - ESC L.P.	Cayman Islands
Blackstone Family Investment Partnership (Delaware) V-NQ L.P.	Delaware
Blackstone Family Investment Partnership Cayman III, L.P.	Cayman Islands
Blackstone Family Investment Partnership IV - A L.P.	Delaware
Blackstone Family Investment Partnership V L.P.	Delaware
Blackstone Family Investment Partnership V USS L.P.	Delaware
Blackstone Family Investment Partnership VI - ESC L.P.	Delaware
Blackstone Family Investment Partnership VI L.P.	Delaware
Blackstone Family Investment Partnership VII - ESC L.P.	Delaware
Blackstone Family Investment Partnership VII-ESC NQ L.P.	Delaware
Blackstone Family Investment Partnership VI-NQ ESC L.P.	Delaware
Blackstone Family Investment Partnership VI-NQ L.P.	Delaware
Blackstone Family Real Estate Debt Strategies II - ESC L.P.	Delaware
Blackstone Family Real Estate Debt Strategies II - Side-by-Side GP L.L.C.	Delaware
Blackstone Family Real Estate Debt Strategies III - ESC L.P.	Delaware
Blackstone Family Real Estate Debt Strategies III - Side-by-Side GP L.L.C.	Delaware
Blackstone Family Real Estate Partnership II L.P.	Delaware
Blackstone Family Real Estate Partnership III L.P.	Delaware
Blackstone Family Real Estate Partnership L.P.	Delaware
Blackstone Family Real Estate Partnership VI-SMD Prime L.P.	Delaware
Blackstone Family Tactical Opportunities FCC Investment Partnership - NQ - ESC L.P.	Delaware
Blackstone Family Tactical Opportunities FCC Investment Partnership-NQ L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership - NQ L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) - NQ - ESC L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) - NQ L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) ESC L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership ESC L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership ESC-NQ L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership L.P.	Delaware
Blackstone FI Mezzanine (Cayman) Ltd.	Cayman Islands
Blackstone FI Mezzanine Associates (Cayman) L.P.	Cayman Islands
Blackstone Fund Services India Private Limited	India
Blackstone Group Holdings L.L.C.	Delaware
Blackstone Group Holdings L.P.	Delaware
Blackstone Group International Holdings L.L.C.	Delaware
Blackstone Group Limited Partner L.L.C.	Delaware
Blackstone Group Real Estate Holdings International (Alberta) L.P.	Canada
Blackstone Harrington Associates L.L.C.	Delaware
Blackstone Harrington Holdings LTD.	Cayman Islands
Blackstone Holdings AI L.P.	Delaware
Blackstone Holdings Finance Co. L.L.C.	Delaware
Blackstone Holdings I - Sub (BAAM) GP L.L.C.	Delaware
Blackstone Holdings I L.P.	Delaware
Blackstone Holdings I/II GP Inc.	Delaware
Blackstone Holdings II L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Holdings III GP L.P.	Delaware
Blackstone Holdings III GP Limited Partner L.L.C.	Delaware
Blackstone Holdings III GP Management L.L.C.	Delaware
Blackstone Holdings III GP Sub L.L.C.	Delaware
Blackstone Holdings IV GP L.P.	Canada
Blackstone Holdings IV GP Limited Partner L.L.C.	Delaware
Blackstone Holdings IV GP Management (Delaware) L.P.	Delaware
Blackstone Holdings IV GP Management L.L.C.	Delaware
Blackstone Holdings IV LP	Canada
Blackstone Innovations (Cayman) III L.P.	Cayman Islands
Blackstone Innovations III L.L.C.	Delaware
Blackstone Innovations L.L.C.	Delaware
Blackstone Intermediary Holdco L.L.C.	Delaware
Blackstone Jetta-WI Feeder Fund BEP II/II.F L.P.	Delaware
Blackstone Korea Advisors LLC	Delaware
Blackstone Korea Advisors Ltd.	South Korea
Blackstone Liberty Place Associates L.P.	New York
Blackstone Liberty Place L.L.C.	Delaware
Blackstone LR Associates (Cayman) IV Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) V Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) VI Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) VII Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) V-NQ Ltd.	Cayman Islands
Blackstone Management Associates (Cayman II) V-NQ L.P.	Cayman Islands
Blackstone Management Associates (Cayman) IV L.P.	Cayman Islands
Blackstone Management Associates (Cayman) V L.P.	Cayman Islands
Blackstone Management Associates (Cayman) VI L.P.	Cayman Islands
Blackstone Management Associates (Cayman) VII L.P.	Cayman Islands
Blackstone Management Associates (Cayman) V-NQ L.P.	Cayman Islands
Blackstone Management Associates IV L.L.C.	Delaware
Blackstone Management Associates V L.L.C.	Delaware
Blackstone Management Associates V USS L.L.C.	Delaware
Blackstone Management Associates VI L.L.C.	Delaware
Blackstone Management Associates VII L.L.C.	Delaware
Blackstone Management Associates VII NQ L.L.C.	Delaware
Blackstone Management Associates VI-NQ L.L.C.	Delaware
Blackstone Management Partners (India) L.L.C.	Delaware
Blackstone Management Partners III L.L.C.	Delaware
Blackstone Management Partners IV L.L.C.	Delaware
Blackstone Management Partners L.L.C.	Delaware
Blackstone Management Partners L.P.	New York
Blackstone Mezzanine Advisors L.P.	Delaware
Blackstone Mezzanine Associates II L.P.	Delaware
Blackstone Mezzanine Associates II USS L.P.	Delaware
Blackstone Mezzanine Associates L.P.	Delaware
Blackstone Mezzanine GP II L.L.C.	Delaware
Blackstone Mezzanine GP L.L.C.	Delaware
Blackstone Mezzanine Holdings II L.P.	Delaware
Blackstone Mezzanine Holdings II USS L.P.	Delaware
Blackstone Mezzanine Holdings L.P.	Delaware
Blackstone Mezzanine Management Associates II L.L.C.	Delaware
Blackstone Mezzanine Management Associates II USS L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Mezzanine Management Associates L.L.C.	Delaware
Blackstone Mezzanine Partners II-A L.P.	Delaware
Blackstone Multi-Asset Advisors L.L.C.	Delaware
Blackstone Multi-Asset Private Associates L.L.C.	Delaware
Blackstone OBS Associates L.P.	Cayman Islands
Blackstone OBS L.L.C.	Delaware
Blackstone OBS Ltd.	Cayman Islands
Blackstone Participation Partnership (Cayman II) V-NQ L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) IV L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) V L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) VI L.P.	Cayman Islands
Blackstone Participation Partnership (Delaware) V-NQ L.P.	Delaware
Blackstone Participation Partnership IV L.P.	Delaware
Blackstone Participation Partnership V L.P.	Delaware
Blackstone Participation Partnership V USS L.P.	Delaware
Blackstone Participation Partnership VI L.P.	Delaware
Blackstone Participation Partnership VI-NQ L.P.	Delaware
Blackstone PAT Holdings IV L.L.C.	Delaware
Blackstone PB I L.L.C.	Delaware
Blackstone PB II L.L.C.	Delaware
Blackstone PBPEF V L.P.	Cayman Islands
Blackstone PBPIF III L.P.	Cayman Islands
Blackstone PBREF III L.P.	Cayman Islands
Blackstone PM (Germany) GmbH	Germany
Blackstone Property Advisors L.P.	Delaware
Blackstone Property Associates International L.P.	Cayman Islands
Blackstone Property Associates International-NQ L.P.	Cayman Islands
Blackstone Property Associates L.L.C.	Delaware
Blackstone Property Associates L.P.	Delaware
Blackstone Property International L.L.C.	Delaware
Blackstone Property International Ltd.	Cayman Islands
Blackstone Property Management L.L.C.	Delaware
Blackstone Property Management Limited	United Kingdom
Blackstone Property Management SARL	France
Blackstone Property Partners LBA Co-Investment II L.P.	Delaware
Blackstone Property Partners LBA Co-Investment L.P.	Delaware
Blackstone RE Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate (Cayman) IV Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) V Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VI Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VII Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VIII - NQ Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VIII Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VII-NQ Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VI-Q Ltd.	Cayman Islands
Blackstone Real Estate (Chiswick) Holdings, L.P.	Cayman Islands
Blackstone Real Estate Advisors Europe L.P.	Delaware
Blackstone Real Estate Advisors III L.P.	Delaware
Blackstone Real Estate Advisors International L.L.C.	Delaware
Blackstone Real Estate Advisors IV L.L.C.	Delaware
Blackstone Real Estate Advisors V L.P.	Delaware
Blackstone Real Estate Associates (Offshore) V L.P.	Canada

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Associates (Offshore) VI L.P.	Canada
Blackstone Real Estate Associates (Offshore) VII L.P.	Canada
Blackstone Real Estate Associates (Offshore) VIII L.P.	Cayman Islands
Blackstone Real Estate Associates (Offshore) VIII-NQ L.P.	Cayman Islands
Blackstone Real Estate Associates (Offshore) VII-NQ L.P.	Canada
Blackstone Real Estate Associates (Offshore) VI-Q L.P.	Canada
Blackstone Real Estate Associates Asia L.P.	Cayman Islands
Blackstone Real Estate Associates Asia-NQ L.P.	Cayman Islands
Blackstone Real Estate Associates Europe (Delaware) III L.L.C.	Delaware
Blackstone Real Estate Associates Europe (Delaware) III-NQ L.L.C.	Delaware
Blackstone Real Estate Associates Europe (Delaware) IV L.L.C.	Delaware
Blackstone Real Estate Associates Europe (Delaware) IV-NQ L.L.C.	Delaware
Blackstone Real Estate Associates Europe III L.P.	Delaware
Blackstone Real Estate Associates Europe III-NQ L.P.	Delaware
Blackstone Real Estate Associates Europe IV L.P.	Cayman Islands
Blackstone Real Estate Associates Europe IV-NQ L.P.	Cayman Islands
Blackstone Real Estate Associates International (Delaware) II L.L.C.	Delaware
Blackstone Real Estate Associates International (Delaware) L.L.C.	Delaware
Blackstone Real Estate Associates International II L.P.	Delaware
Blackstone Real Estate Associates International L.P.	Delaware
Blackstone Real Estate Associates IV L.P.	Delaware
Blackstone Real Estate Associates V L.P.	Delaware
Blackstone Real Estate Associates VI - ESH L.P.	Delaware
Blackstone Real Estate Associates VI - NQ L.P.	Delaware
Blackstone Real Estate Associates VI L.L.C.	Delaware
Blackstone Real Estate Associates VI L.P.	Delaware
Blackstone Real Estate Associates VII L.P.	Delaware
Blackstone Real Estate Associates VIII L.P.	Delaware
Blackstone Real Estate Associates VIII-NQ L.P.	Delaware
Blackstone Real Estate Associates VII-NQ L.P.	Delaware
Blackstone Real Estate Australia Pty Limited	Australia
Blackstone Real Estate Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate Capital GP Asia LLP	United Kingdom
Blackstone Real Estate Capital GP VII L.L.P.	United Kingdom
Blackstone Real Estate Capital UK Asia Limited	United Kingdom
Blackstone Real Estate Capital UK VII Limited	United Kingdom
Blackstone Real Estate CMBS Associates - G L.L.C.	Delaware
Blackstone Real Estate CMBS Associates L.L.C.	Delaware
Blackstone Real Estate Debt Advisors UK Limited	United Kingdom
Blackstone Real Estate Debt Strategies Associates II L.P.	Delaware
Blackstone Real Estate Debt Strategies Associates III L.P.	Delaware
Blackstone Real Estate Europe (Cayman) III Ltd.	Cayman Islands
Blackstone Real Estate Europe (Cayman) III-NQ Ltd.	Cayman Islands
Blackstone Real Estate Europe (Cayman) IV Ltd.	Cayman Islands
Blackstone Real Estate Europe (Cayman) IV-NQ Ltd.	Cayman Islands
Blackstone Real Estate Holdings (Offshore) V L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI-ESC L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VII L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VII-ESC L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VIII-ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings (Offshore) VIII-NQ-ESC L.P.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Holdings (Offshore) VII-NQ ESC L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VII-NQ L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI-Q ESC L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI-Q L.P.	Canada
Blackstone Real Estate Holdings Asia - ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings Asia-NQ-ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings Director L.L.C.	Delaware
Blackstone Real Estate Holdings Europe III ESC L.P.	Canada
Blackstone Real Estate Holdings Europe III L.P.	Canada
Blackstone Real Estate Holdings Europe III-NQ ESC L.P.	Canada
Blackstone Real Estate Holdings Europe III-NQ L.P.	Canada
Blackstone Real Estate Holdings Europe IV ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings Europe IV-NQ ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings III L.P.	Delaware
Blackstone Real Estate Holdings International II - Q L.P.	Canada
Blackstone Real Estate Holdings International II L.P.	Canada
Blackstone Real Estate Holdings International-A L.P.	Canada
Blackstone Real Estate Holdings IV L.P.	Delaware
Blackstone Real Estate Holdings L.P.	Delaware
Blackstone Real Estate Holdings V L.P.	Delaware
Blackstone Real Estate Holdings VI - ESC L.P.	Delaware
Blackstone Real Estate Holdings VI - NQ ESC L.P.	Delaware
Blackstone Real Estate Holdings VI - NQ L.P.	Delaware
Blackstone Real Estate Holdings VI L.P.	Delaware
Blackstone Real Estate Holdings VII - ESC L.P.	Delaware
Blackstone Real Estate Holdings VII L.P.	Delaware
Blackstone Real Estate Holdings VIII-ESC L.P.	Delaware
Blackstone Real Estate Holdings VIII-NQ-ESC L.P.	Delaware
Blackstone Real Estate Holdings VII-NQ L.P.	Delaware
Blackstone Real Estate Holdings VII-NQ-ESC L.P.	Delaware
Blackstone Real Estate Income Advisors L.L.C.	Delaware
Blackstone Real Estate Korea Ltd.	South Korea
Blackstone Real Estate Management Associates Europe III L.P.	Canada
Blackstone Real Estate Management Associates Europe III-NQ L.P.	Canada
Blackstone Real Estate Management Associates International II L.P.	Canada
Blackstone Real Estate Management Associates International L.P.	Canada
Blackstone Real Estate Partners Holdings Limited	United Kingdom
Blackstone Real Estate Partners Limited	United Kingdom
Blackstone Real Estate Partners VI.C-ESH L.P.	Delaware
Blackstone Real Estate Partners VIII.F-NQ L.P.	Delaware
Blackstone Real Estate Special Situations (Alberta) II GP L.P.	Delaware
Blackstone Real Estate Special Situations Advisors (Isobel) L.L.C.	Delaware
Blackstone Real Estate Special Situations Advisors L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe - NQ L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe (Delaware) L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe L.P.	Delaware
Blackstone Real Estate Special Situations Associates II L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates II-NQ L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates L.L.C.	Delaware
Blackstone Real Estate Special Situations Europe (Cayman) Ltd.	Cayman Islands
Blackstone Real Estate Special Situations Europe GP L.L.C.	Delaware
Blackstone Real Estate Special Situations Europe GP L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Special Situations Fund L.P.	Delaware
Blackstone Real Estate Special Situations Holdings Europe - ESC L.P.	Canada
Blackstone Real Estate Special Situations Holdings Europe L.P.	Canada
Blackstone Real Estate Special Situations Holdings II - ESC L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II - NQ ESC L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II-NQ L.P.	Delaware
Blackstone Real Estate Special Situations Holdings L.P.	Cayman Islands
Blackstone Real Estate Special Situations Management Associates Europe NQ L.P.	Alberta
Blackstone Real Estate Special Situations Offshore Fund Ltd.	Cayman Islands
Blackstone Real Estate Special Situations Side-By-Side GP L.L.C.	Delaware
Blackstone Real Estate Special Situations-NQ Side-by-Side GP L.L.C.	Delaware
Blackstone Real Estate Supervisory UK Asia Limited	United Kingdom
Blackstone Real Estate Supervisory UK Limited	United Kingdom
Blackstone Real Estate Supervisory UK VII Limited	United Kingdom
Blackstone Real Estate UK Limited	United Kingdom
Blackstone Residential Opportunities Associates LLC	Delaware
Blackstone Senfina Advisors L.L.C.	Delaware
Blackstone Senfina Associates L.L.C.	Delaware
Blackstone Services Mauritius II Ltd	Mauritius
Blackstone Services Mauritius Ltd	Mauritius
Blackstone SGP Associates (Cayman) IV Ltd.	Cayman Islands
Blackstone SGP Family Investment Partnership (Cayman) IV-A L.P.	Cayman Islands
Blackstone SGP Management Associates (Cayman) IV L.P.	Cayman Islands
Blackstone SGP Participation Partnership (Cayman) IV L.P.	Cayman Islands
Blackstone Singapore Pte. Ltd.	Singapore
Blackstone Strategic Alliance Advisors L.L.C.	Delaware
Blackstone Strategic Alliance Associates II L.L.C.	Delaware
Blackstone Strategic Alliance Associates III L.L.C.	Delaware
Blackstone Strategic Alliance Associates L.L.C.	Delaware
Blackstone Strategic Alliance Fund L.P.	Delaware
Blackstone Strategic Capital Advisors L.L.C.	Delaware
Blackstone Strategic Capital Associates B L.L.C.	Delaware
Blackstone Strategic Capital Associates L.L.C.	Delaware
Blackstone Strategic Opportunity Associates L.L.C.	Delaware
Blackstone Tactical Opportunities Advisors L.L.C.	Delaware
Blackstone Tactical Opportunities Associates - NQ L.L.C.	Delaware
Blackstone Tactical Opportunities Associates II L.L.C.	Delaware
Blackstone Tactical Opportunities Associates L.L.C.	Delaware
Blackstone Tactical Opportunities LR Associates (Cayman) - NQ Ltd.	Cayman Islands
Blackstone Tactical Opportunities LR Associates (Cayman) Ltd.	Cayman Islands
Blackstone Tactical Opportunities Management Associates (Cayman) - NQ L.P.	Cayman Islands
Blackstone Tactical Opportunities Management Associates (Cayman) L.P.	Cayman Islands
Blackstone Tactical Opportunity FCC Associates - NQ LLC	Delaware
Blackstone Tenex L.P.	Delaware
Blackstone Total Alternatives Solution Associates 2015 I L.P.	Delaware
Blackstone Total Alternatives Solution Associates L.P.	Delaware
Blackstone Total Alternatives Solution Associates-NQ 2015 I L.P.	Delaware
Blackstone Total Alternatives Solution Associates-NQ L.P.	Delaware
Blackstone Treasury Asia Pte Limited	Singapore
Blackstone Treasury Holdings II L.L.C.	Delaware
Blackstone Treasury Holdings III L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Treasury International Holdings L.L.C.	Delaware
Blackstone Treasury Solutions Advisors L.L.C.	Delaware
Blackstone Treasury Solutions Associates L.L.C.	Delaware
Blackstone UK Mortgage Opportunities LR Associates (Cayman) Ltd.	Cayman Islands
Blackstone UK Mortgage Opportunities Management Associates (Cayman) L.P.	Cayman Islands
Blackstone UK Real Estate Supervisory Asia LLP	United Kingdom
Blackstone UK Real Estate Supervisory VII LLP	United Kingdom
BMA V L.L.C.	Delaware
BMA V USS L.L.C.	Delaware
BMA VI L.L.C.	Delaware
BMA VII L.L.C.	Delaware
BMA VII NQ L.L.C	Delaware
BMA VI-NQ L.L.C.	Delaware
BMEZ Advisors L.L.C.	Delaware
BMP DL Side-by-Side GP L.L.C.	Delaware
BMP II Side-by-Side GP L.L.C.	Delaware
BMP II USS Side-by-Side GP L.L.C.	Delaware
BMP Side-by-Side GP L.L.C.	Delaware
Boyne Valley B.V.	Netherlands
BPP Advisors L.L.C.	Delaware
BPP Core Asia Associates L.P.	Cayman Islands
BPP Core Asia Associates-NQ L.P.	Cayman Islands
BPP Core Asia L.L.C.	Delaware
BPP Core Asia Ltd.	Cayman Islands
BPP Core Asia-NQ L.L.C.	Delaware
BPP Core Asia-NQ Ltd.	Cayman Islands
BRE Advisors Europe L.L.C.	Delaware
BRE Advisors III L.L.C.	Delaware
BRE Advisors International L.L.C.	Delaware
BRE Advisors IV L.L.C.	Delaware
BRE Advisors V L.L.C.	Delaware
BRE Advisors VI L.L.C.	Delaware
BREA Edens L.L.C.	Delaware
BREA International (Cayman) Ltd.	Cayman Islands
BREA IV L.L.C.	Delaware
BREA Management of Illinois L.L.C.	Delaware
BREA OMP GP L.L.C.	Delaware
BREA Property Management of Illinois Inc.	Delaware
BREA Property Management of Michigan L.L.C.	Delaware
BREA V L.L.C.	Delaware
BREA VI L.L.C.	Delaware
BREA VI-ESH L.L.C.	Delaware
BREA VII L.L.C.	Delaware
BREA VIII L.L.C.	Delaware
BREA VIII-NQ L.L.C.	Delaware
BREA VII-NQ L.L.C.	Delaware
BREA VI-NQ L.L.C.	Delaware
BREAI (Delaware) II L.L.C.	Delaware
BREAI II L.P.	Delaware
BRECA L.L.C.	Delaware
BREDS Associates II Loan NQ L.P.	Delaware
BREDS Associates II NQ L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
BREDS Associates III Loan NQ L.P.	Delaware
BREDS II Feeder Fund GP L.P.	Cayman Islands
BREDS II Feeder GP Ltd.	Cayman Islands
BREDS II GP - AC NQ L.L.C.	Delaware
BREDS II GP - Gaussian L.L.C.	Delaware
BREDS II GP - Gaussian NQ L.L.C.	Delaware
BREDS III Feeder Fund GP L.P.	Cayman Islands
BREDS III Feeder GP Ltd.	Cayman Islands
BREDS III GP L.L.C.	Delaware
BREDS III GP NQ - AIV L.L.C.	Delaware
BREDS III SBS Holdings L.L.C	Delaware
BREDS -N L.L.C.	Delaware
BREDS UK L.L.C.	Delaware
BREMAI II L.P.	Canada
BREP Asia - NQ L.L.C.	Delaware
BREP Asia - NQ Side-by-Side GP L.L.C.	Delaware
BREP Asia L.L.C.	Delaware
BREP Asia Side-By-Side GP L.L.C.	Delaware
BREP Asia UK L.L.C.	Delaware
BREP Chiswick GP L.L.C.	Delaware
BREP Edens Associates L.P.	Delaware
BREP Europe III GP L.L.C.	Delaware
BREP Europe III GP L.P.	Delaware
BREP Europe III-NQ GP L.L.C.	Delaware
BREP Europe III-NQ GP L.P.	Delaware
BREP International GP L.L.C.	Delaware
BREP International GP L.P.	Delaware
BREP International II - Q GP L.P.	Delaware
BREP International II GP L.L.C.	Delaware
BREP International II GP L.P.	Delaware
BREP International II-Q GP L.L.C.	Delaware
BREP IV (Offshore) GP L.L.C.	Delaware
BREP IV (Offshore) GP L.P.	Delaware
BREP IV Side-By-Side GP L.L.C.	Delaware
BREP OMP Associates L.P.	Delaware
BREP V (Offshore) GP L.L.C.	Delaware
BREP V (Offshore) GP L.P.	Delaware
BREP V Side-by-Side GP L.L.C.	Delaware
BREP VI - NQ Side-By-Side GP L.L.C.	Delaware
BREP VI - Q (Offshore) GP L.L.C.	Delaware
BREP VI (Offshore) GP L.L.C.	Delaware
BREP VI (Offshore) GP L.P.	Delaware
BREP VI Side-by-Side GP L.L.C.	Delaware
BREP VII (Offshore) GP L.L.C.	Delaware
BREP VII (Offshore) GP L.P.	Delaware
BREP VII Side-By-Side GP L.L.C.	Delaware
BREP VIII (Offshore) GP L.L.C.	Delaware
BREP VIII (Offshore) GP L.P.	Delaware
BREP VIII UK L.L.C.	Delaware
BREP VIII-NQ (Offshore) GP L.L.C.	Delaware
BREP VIII-NQ (Offshore) GP L.P.	Delaware
BREP VII-NQ (Offshore) GP L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
BREP VII-NQ (Offshore) GP L.P.	Delaware
BREP VII-NQ Side-by-Side GP L.L.C.	Delaware
BREP VI-Q (Offshore) GP L.P.	Delaware
Bristol Park CLO, Ltd.	Cayman Islands
BSCA Advisors L.L.C.	Delaware
BSCA Associates L.L.C.	Delaware
BSSF Holdings-S L.L.C.	Delaware
BSSF I AIV GP L.L.C.	Delaware
BSSF I AIV L.P.	Delaware
BTAS Associates L.L.C.	Delaware
BTAS Associates-NQ L.L.C.	Delaware
BTD CP Holdings LP	Delaware
BTO - FCC NQ Side-By-Side GP L.L.C.	Delaware
BTO - NQ Side-By-Side GP L.L.C.	Delaware
BTO American Cruise Line Manager L.L.C.	Delaware
BTO Caesars Manager L.L.C.	Delaware
BTO Commodities Manager L.L.C.	Delaware
BTO Eletson Manager L.L.C.	Delaware
BTO ESC Park Holdings L.P.	Delaware
BTO ESC Precision Holdings L.P.	Delaware
BTO ESC PTI International Holdings L.P.	Cayman Islands
BTO ESC PTI US Holdings L.P.	Delaware
BTO ESC RGB Holdings L.P.	Delaware
BTO European Diversified Property Manager LLC	Delaware
BTO FCC Associates - NQ L.L.C.	Cayman Islands
BTO Flames Manager Inc.	Alberta
BTO Gamma Manager L.L.C.	Delaware
BTO George Manager L.L.C.	Delaware
BTO GP - NQ L.L.C.	Delaware
BTO GP L.L.C.	Delaware
BTO Hafnia Manager L.L.C.	Delaware
BTO Hercules Manager L.L.C.	Delaware
BTO HFZ Manager L.L.C.	Delaware
BTO Holdings (Cayman) - NQ Manager L.L.C.	Delaware
BTO Holdings Cayman Manager L.L.C.	Delaware
BTO Holdings Manager - NQ L.L.C.	Delaware
BTO Holdings Manager L.L.C.	Delaware
BTO IH3 Manager L.L.C.	Delaware
BTO Italian Manager L.L.C.	Delaware
BTO Koala Manager L.L.C.	Delaware
BTO Life Settlement Manager L.L.C.	Delaware
BTO NCR Holdings - ESC L.P.	Delaware
BTO Night Manager L.L.C.	Delaware
BTO Omaha Manager L.L.C.	Delaware
BTO One Market Plaza Holdings L.P.	Delaware
BTO Pluto Manager L.L.C.	Delaware
BTO Resolution Manager L.L.C.	Delaware
BTO Rothesay Manager L.L.C.	Delaware
BTO Side-by-Side GP L.L.C.	Delaware
BTOA II L.L.C.	Delaware
BTOA L.L.C.	Delaware
BTOA-NQ L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
BTORO L.L.C.	Delaware
BUMO GP L.L.C.	Delaware
BX Real Estate Canada ULC	Canada
BX Real Estate Mexico Sociedad Civil	Mexico
BX REIT Advisors L.L.C.	Delaware
BXMT Advisors L.L.C.	Delaware
BZDIF Associates GP (DEL) L.L.C.	Delaware
BZDIF Associates GP Ltd.	Cayman Islands
BZDIF Associates L.P.	Cayman Islands
BZDIF Associates Ltd.	Cayman Islands
Castle Park CLO Designated Activity Company	Ireland
Castle Park CLO Limited	Ireland
CFS Holdings (Cayman) Manager L.L.C.	Delaware
CHK Mid-Con Co-Invest Associates LLC	Delaware
Clarinda Park CLO Designated Activity Company	Ireland
Cleveland Tonkawa CIM, LLC	Delaware
Cleveland Tonkawa Royalty Company, LLC	Delaware
CT High Grade Partners II Co-Invest, LLC	Delaware
CT Investment Management Co., LLC	Delaware
CT OPI Investor, LLC	Delaware
Dartry Park CLO Designated Activity Company	Ireland
Dorchester Park CLO Designated Activity Company	Ireland
Elm Park CLO Designated Activity Company	Ireland
Equity Healthcare L.L.C.	Delaware
Graphite Holdings LLC	Delaware
Griffith Park CLO	Ireland
Griffith Park CLO Designated Activity Company	Ireland
Grippen Park CLO, Ltd.	Cayman Islands
GSO Advisor Holdings L.L.C.	Delaware
GSO Aiguille Des Grands Montets GP LTD	Cayman Islands
GSO Associates LLC	Delaware
GSO BAA Associates LLC	Delaware
GSO Bakken Associates I LLC	Delaware
GSO Beacon Co-Invest Associates LLC	Delaware
GSO Cactus Credit Opportunities Associates LLC	Delaware
GSO Capital Advisors II LLC	Delaware
GSO Capital Advisors LLC	Delaware
GSO Capital Opportunities Associates II (Cayman) Ltd.	Cayman Islands
GSO Capital Opportunities Associates II (Delaware) LLC	Delaware
GSO Capital Opportunities Associates II LP	Delaware
GSO Capital Opportunities Associates III LLC	Delaware
GSO Capital Opportunities Associates LLC	Delaware
GSO Capital Opportunities Overseas Associates LLC	Delaware
GSO Capital Partners (California) LLC	Delaware
GSO Capital Partners (Texas) GP LLC	Texas
GSO Capital Partners (Texas) LP	Texas
GSO Capital Partners (UK) Limited	United Kingdom
GSO Capital Partners GP LLC	Delaware
GSO Capital Partners International LLP	United Kingdom
GSO Capital Partners LP	Delaware
GSO Capital Solutions Associates II (Delaware) LLC	Delaware
GSO Capital Solutions Associates II LP	Delaware

Name	Jurisdiction of Incorporation or Organization
GSO Churchill Associates II LLC	Delaware
GSO Churchill Associates LLC	Delaware
GSO CLO Opportunity Associates LLC	Delaware
GSO Coastline Credit Associates LLC	Delaware
GSO Community Development Capital Group Associates LP	Delaware
GSO Credit Alpha Annex Associates LLC	Delaware
GSO Credit Alpha Associates LLC	Delaware
GSO Credit-A Associates LLC	Delaware
GSO Debt Funds Management LLC	Delaware
GSO DrillCo Holdings Associates LLC	Delaware
GSO Energy C Associates LLC	Delaware
GSO Energy E&P Holdings 4 Co-Invest Associates LLC	Delaware
GSO Energy Liquid Opportunities Associates LLC	Delaware
GSO Energy Market Opportunities Associates LLC	Delaware
GSO Energy Partners-A Associates LLC	Delaware
GSO Energy Partners-B Associates LLC	Delaware
GSO Energy Partners-C Associates II LLC	Delaware
GSO Energy Partners-D Associates LLC	Delaware
GSO Energy Select Opportunities Associates LLC	Delaware
GSO European Senior Debt Associates LLC	Delaware
GSO FSEP II Holdings LLC	Delaware
GSO FSGCOF Holdings LLC	Delaware
GSO FSIC Holdings LLC	Delaware
GSO FSIC III Holdings LLC	Delaware
GSO FSIC IV Holdings LLC	Delaware
GSO GEPH Holdings Associates LLC	Delaware
GSO Giant Co-Invest Associates LLC	Delaware
GSO Global Dynamic Credit Associates LLC	Delaware
GSO Harrington Credit Alpha Associates LLC	Delaware
GSO Holdings I L.L.C.	Delaware
GSO Holdings II L.L.C.	Delaware
GSO Holdings III L.L.C.	Delaware
GSO Italian Credit Strategies Associates LP	Cayman Islands
GSO Legacy Associates 2 LLC	Delaware
GSO Legacy Associates LLC	Delaware
GSO Locomotive Associates LLC	Delaware
GSO MAK Associates LLC	Delaware
GSO MC Claim Co-Invest Associates LLC	Delaware
GSO MMBU Holdings Associates LLC	Delaware
GSO Nemo Associates LLC	Delaware
GSO Oasis Credit Associates LLC	Delaware
GSO Overseas Associates LLC	Delaware
GSO Palmetto Capital Associates LLC	Delaware
GSO Palmetto Opportunistic Associates LLC	Delaware
GSO SJ Partners Associates LLC	Delaware
GSO Targeted Opportunity Associates LLC	Delaware
GSO Targeted Opportunity Master Associates LLC	Delaware
GSO Targeted Opportunity Overseas Associates LLC	Delaware
GSO Tetra Holdings GP LLC	Delaware
GSO Tiger Holdings Associates LLC	Delaware
Huskies Acquisition LLC	Delaware
Lexington National Land Services, LLC	New York

Name	Jurisdiction of Incorporation or Organization
Lifestyle SBS (Singapore) Holding Pte. Ltd.	Singapore
Lifestyle SBS Holding Ltd	Cayman Islands
LNLS HoldCo LLC	Delaware
LNLS Upper Holdings LLC	Delaware
MB Asia REA L.L.C.	Delaware
MB Asia REA L.P.	Cayman Islands
MB Asia REA Ltd.	Cayman Islands
MB Asia Real Estate Associates L.P.	Cayman Islands
Orwell Park CLO Designated Activity Company	Ireland
Phoenix Park CLO Designated Activity Company	Ireland
Skellig Rock B.V.	Netherlands
Sorrento Park CLO Designated Activity Company	Ireland
SPFS Advisors L.L.C.	Delaware
SPFSA 2007 L.L.C.	Delaware
SPFSA II L.L.C.	Delaware
SPFSA III L.L.C.	Delaware
SPFSA IV L.L.C.	Delaware
SPFSA V L.L.C.	Delaware
Steamboat Credit Opportunities GP LLC	Delaware
StoneCo IV Corporation	Delaware
Strategic Partners Fund Solutions Advisors L.P.	Delaware
Strategic Partners Fund Solutions Associates - NC Real Asset Opportunities, L.P.	Delaware
Strategic Partners Fund Solutions Associates 2007 L.P.	Delaware
Strategic Partners Fund Solutions Associates II L.P.	Delaware
Strategic Partners Fund Solutions Associates III L.P.	Delaware
Strategic Partners Fund Solutions Associates IV L.P.	Delaware
Strategic Partners Fund Solutions Associates Real Estate VI L.P.	Delaware
Strategic Partners Fund Solutions Associates V L.P.	Delaware
Strategic Partners Fund Solutions Associates VI L.P.	Delaware
Strategic Partners Fund Solutions Associates VII L.P.	Delaware
Strategic Partners Fund Solutions GP (Offshore) Ltd.	Cayman Islands
TBG Realty Corp.	New York
The Blackstone Group (Australia) Pty Limited	Australia
The Blackstone Group (HK) Associates Limited	Hong Kong
The Blackstone Group (HK) Holdings Limited	Hong Kong
The Blackstone Group (HK) Limited	Hong Kong
The Blackstone Group Denmark ApS	Denmark
The Blackstone Group Germany GmbH	Germany
The Blackstone Group International (Cayman) Limited	Cayman Islands
The Blackstone Group International Limited	United Kingdom
The Blackstone Group International Partners LLP	United Kingdom
The Blackstone Group Japan K.K.	Japan
The Blackstone Group Mauritius II Ltd	Mauritius
The Blackstone Group Mauritius Ltd	Mauritius
The Blackstone Group Spain SL.	Spain
Tymon Park CLO Designated Activity Company	Ireland